UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2024

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue

39th Floor

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 17, 2024, Investcorp Credit Management BDC, Inc. (the “Company”), through Investcorp Credit Management BDC SPV, LLC, a wholly-owned subsidiary of the Company (“Investcorp BDC SPV”), entered into a fourth amendment (the “Fourth Amendment”) to that certain Loan, Security and Collateral Management Agreement, dated August 23, 2021, by and among Investcorp BDC SPV, as borrower, each of the lenders from time to time party thereto, Capital One, National Association, as administrative agent, swingline lender and arranger, Wells Fargo Bank, National Association, as collateral custodian, and CM Investment Partners, LLC, as collateral manager (the “Capital One Revolving Financing”). The Fourth Amendment provides for, among other things, (i) the extension of the maturity date to January 17, 2029, (ii) an increase of the applicable interest spreads under the Capital One Revolving Financing and (iii) the extension of the Scheduled Revolving Period End Date (as defined in Capital One Revolving Financing) to January 17, 2027.

The foregoing description of the Fourth Amendment as set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fourth Amendment, dated January 17, 2024, to Loan, Security and Collateral Management Agreement by and among Investcorp Credit Management BDC SPV, LLC, as borrower, each of the lenders party thereto, Capital One, National Association, as administrative agent, swingline lender and as arranger, Wells Fargo Bank, National Association, as collateral custodian, and CM Investment Partners, LLC, as collateral manager.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2024	INVESTCORP CREDIT MANAGEMENT BDC, INC.

	By:	/s/ Rocco DelGuercio
	Name:	Rocco DelGuercio
	Title:	Chief Financial Officer